UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 2, 2010
Date of Report (Date of earliest event reported)
Medicis Pharmaceutical Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-14471	52-1574808
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
7720 North Dobson Road
Scottsdale, Arizona 85256
(Address of principal executive offices) (Zip Code)
(602) 808-8800
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
The Company Receives Notice of Allowance for SOLODYN® Patent
On April 2, 2010, Medicis Pharmaceutical Corporation (the “Company”) received a second Notice of Allowance from the United States Patent and Trademark Office (“USPTO”) for the Company’s U.S. Application No. 11/166,817, entitled “Method For The Treatment Of Acne” (the “’817 Application”). As previously reported, the USPTO initially issued a Notice of Allowance for the ’817 Application in October 2009; however, the Company filed a Request for Continued Examination with the USPTO in the ’817 Application in November 2009 so that the USPTO could consider references filed in the Reexamination of the Company’s U.S. Patent No. 5,908,838. The newly allowed claims under the ’817 Application cover methods of using a controlled-release oral dosage form of minocycline to treat acne, including the use of the Company’s product SOLODYN® (minocycline HCl, USP) Extended Release Tablets in all five currently available dosage forms.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2010	By:	/s/ Jason D. Hanson
Jason D. Hanson
Executive Vice President, General Counsel and Corporate Secretary